1ST SECURITY BANK

FS BANCORP, INC.

Investor Presentation

September 19th, 2016


1ST SECURITY BANK

"…Build a truly great place to work and bank."

-FSBW Vision Statement

1ST SECURITY BANK

SAFE HARBOR STATEMENT

FS BANCORP, INC.

Certain matters discussed in this presentation may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are not statements of historical fact and often include the words "believes," "expects," "anticipates," "estimates," "forecasts," "intends," "plans," "targets," "potentially," "probably," "projects," "outlook" or similar expressions or future or conditional verbs such as "may," "will," "should," "would" and "could." Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, assumptions and statements about future performance. These forward-looking statements are subject to known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially from the results anticipated, including, but not limited to: general economic conditions, either nationally or in our market area, that are worse than expected; the credit risks of lending activities, including changes in the level and trend of loan delinquencies and write offs and changes in our allowance for loan losses and provision for loan losses that may be impacted by deterioration in the housing and commercial real estate markets; secondary marketing conditions and our ability to sell loans into the secondary market; fluctuations in the demand for loans, the number of unsold homes, land and other properties and fluctuations in real estate values in our market area; increases in premiums for deposit insurance; the use of estimates in determining fair value of certain of our assets, which estimates may prove to be incorrect and result in significant declines in valuation; changes in the interest rate environment that reduce our interest margins or reduce the fair value of financial instruments; increased competitive pressures among financial services companies; our ability to execute our plans to grow our residential construction lending, our mortgage banking operations and our warehouse lending and the geographic expansion of our indirect home improvement lending; our ability to attract and retain deposits; our ability to control operating costs and expenses; changes in consumer spending, borrowing and savings habits; our ability to successfully manage our growth; legislative or regulatory changes that adversely affect our business or increase capital requirements, including changes related to Basel III; the effect of the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing regulations, changes in regulation policies and principles, or the interpretation of regulatory capital or other rules; adverse changes in the securities markets; changes in accounting policies and practices, as may be adopted by the bank regulatory agencies, the Public Company Accounting Oversight Board or the Financial Accounting Standards Board; costs and effects of litigation, including settlements and judgments and inability of key third-party vendors to perform their obligations to us. Additional information concerning certain of these risk and uncertainties are described in FS Bancorp, Inc.'s quarterly, annual and other reports filed with the SEC. Any of the forward-looking statements that we make in this presentation and in the other public statements we make are based upon management's beliefs and assumptions at the time they are made. We undertake no obligation to publicly update or revise any forward-looking statements included in this presentation or to update the reasons why actual results could differ from those contained in such statements, whether as a result of new information, future events or otherwise. We caution readers not to place undue reliance on any forward-looking statements. We do not undertake and specifically disclaim any obligation to revise any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements. These risks could cause our actual results for fiscal 2016 and beyond to differ materially from those expressed in any forward-looking statements by, or on behalf of us, and could negatively affect the Company's operations and stock price performance.

1ST SECURITY BANK

FS BANCORP, INC.

AGENDA

- History
- Culture
- Branch Acquisition
- Footprint
- Financial Results
- Lending Breakout
- Business Plan
- Questions and Answers

1ST SECURITY BANK

FS BANCORP, INC.

HISTORY

- Founded in 1936 as a credit union. Operated as a credit union until 2004.
- Converted to a state chartered mutual savings bank on April 1, 2004, operating as 1st Security Bank of Washington.
- Converted to a stock savings bank on July 9, 2012. Holding company under the name FS Bancorp, Inc. 100% owner of 1st Security Bank of Washington.
- Announced our fourteenth quarterly cash dividend payment in our July 2016 press release.
- Repurchased 94,000 shares in the second quarter of 2016 at an average share price of $25.00, and repurchased a total of 192,612 shares for the six months ended June 30, 2016 at an average share price of $24.78.

WASHINGTON CREDIT UNION

1ST SECURITY BANK

FS BANCORP, INC.

FSBW

CULTURE

- Vision: Build a truly great place to work and bank
- Mission: Live our Core Values and 'WOW' each other and our customers every day
- Employ **Smart. Driven. Nice.** people
- Emphasis on collaboration
- "Best Idea Wins"
- Jim Collins' Good-to-Great lessons

Branch Acquisition

Purchase Summary	•Four Branches (including ATMs) located on the Olympic Peninsula •Clallam County and Jefferson County •1st Security Bank assumed all Branch staff and related overhead expense
Deposits Assumed	•$186.4 million
Non-Cash Assets Acquired	•$1.2 million(1)
Purchase Price	• $6.0 million (2)
Goodwill and Intangibles	•Core Deposit Intangibles (CDI) of $2.2 million and Goodwill of $2.3 million
Completion	•Transaction closed on January 22, 2016 and all four branches opened as 1SB on January 25
Employees	•Increased staff by 28 employees on the Peninsula

(1) Non-cash assets include loans and fixed assets
(2) Aggregate purchase price includes loans, fixed assets, goodwill, and intangibles

Transaction Rationale

Strategic Rationale	•Attractive low cost core funding •Expanded branch network along the Olympic Peninsula •Clallam County and Jefferson County
Financial Impact	•Immediately accretive to EPS through lower cost of funds •Tangible book value dilution earn back estimated to be less than three years •Improved funding mix including increased transaction deposits •Enhanced scale: pro forma total assets of approximately $800 million
Additional Considerations	•Pro forma capital levels remained robust •Market expansion further leveraged management capabilities •Transaction created additional customer opportunities •June 30, 2016 reflects $192.7 million in deposits through the Peninsula locations

1ST SECURITY BANK

FS BANCORP, INC.

Locations


Port Angeles
Sequim
Port Townsend
Hadlock
Lynnwood
Edmonds
Mill Creek
Poulsbo
Mountlake Terrace
Overlake
Capitol Hill
Bellevue
Port Orchard
Puyallup
Tri-Cities

1st Security Bank Branches
Capitol Hill, Edmonds, Hadlock, Lynnwood, Mill Creek, Overlake, Port Angeles, Port Townsend, Poulsbo, Puyallup, Sequim

Home Lending
Bellevue, Mill Creek, Mountlake Terrace, Port Orchard, Poulsbo, Puyallup, Tri-Cities

Administrative Center
Mountlake Terrace

Snohomish County Banks: 2008 and Now

Headquartered in Snohomish County: December 31, 2008

Frontier Bank*	$4,099,493
Cascade Bank*	$1,636,243
City Bank*	$1,325,541
Golf Savings Bank*	$519,651
North County Bank*	$349,771
1st Security Bank	$255,369
Coastal Community Bank	$242,683
First Heritage Bank*	$207,451
The Bank of Washington	$205,843
Prime Pacific Bank, NA	$185,152
Pacific Crest Savings Bank	$149,018
Mountain Pacific Bank	$132,912
UniBank	$122,568
Bank of Everett*	$44,755

Headquartered in Snohomish County: June 30, 2016

1st Security Bank	$783,870
Coastal Community Bank	$646,390
UniBank	$244,769
Pacific Crest Savings Bank	$199,953
Mountain Pacific Bank	$198,901
The Bank of Washington	$176,657
Prime Pacific Bank, N.A.	$123,806

Information from the FFIEC Central Data Repository's Public Bank Data Distribution web site as of 6/30/2016. ***Subsidiary Bank information only.***

*Indicates a financial institution no longer headquartered in Snohomish County.

Washington Peer Comparison Banks

Name	Tier 1 Capital (000's)	2016 ROAA*	Leverage Ratio*	Noncurrent LNS + OREO/ Loans+OREO*	ALLL to Gross Loans and Leases not HFS*
1st Security Bank	$79,431	1.21%	10.14%	0.10%	1.60%
Sound Community	$55,239	0.91%	10.14%	0.97%	1.04%
Puget Sound Bank	$52,517	0.97%	11.50%	0.12%	1.16%
Coastal Community	$60,634	1.29%	9.56%	0.54%	1.29%
First Financial NW	$115,100	0.80%	12.02%	0.44%	1.29%
HomeStreet Bank	$570,579	1.14%	10.28%	1.32%	0.88%

Data is from the 6/30/2016 Call Report.

*Ratios as reported in the 6/30/2016 Uniform Bank Performance Report and are annualized as appropriate.

1ST SECURITY BANK

FS BANCORP, INC.

PUGET SOUND
BUSINESS JOURNAL

WASHINGTON'S TOP BANKS:

Things have improved dramatically since the failure of WaMu

EMILY PARKHURST
Digital Managing Editor
Puget Sound Business Journal

Federal regulators seized Washington Mutual's assets on Sept. 25, 2008 in the largest bank failure in U.S. history.

Washington state's banking industry has never quite been the same. But it has recovered, and things are looking up.

That's according to Kirk Briden and his company, St. Louis-based Bankers Caddy, which watches the industry closely and ranks banks based on 19 different factors, including liquidity, growth, loan portfolio and other relevant factors.

By his evaluation, Washington's banks are looking pretty good, especially considering the state's history.

"In general the banking industry is getting a lot better in your area," Briden said.

Because of the way he ranks them, banks in smaller communities tend to do better. They have less competition for the best loans, so they can turn away customers that banks in more heavily populated areas might accept. That

HERE ARE HIS RANKINGS FOR THE TOP 25 BANKS IN WASHINGTON STATE:

1. 1st Security Bank of Washington, Mountlake Terrace, Assets: $500 million
2. Cashmere Valley Bank, Cashmere, Assets: $1.3 billion
3. Banner Bank, Walla Walla, Assets: $4.5 billion
4. Fife Commercial Bank, Fife, Assets: $84 million
5. Puget Sound Bank, Bellevue, Assets: $388 million
6. First Savings Bank Northwest, Renton, Assets: $931 million
7. Community First Bank, Kennewick, Assets: $274 million
8. Sound Community Bank, Seattle, Assets: $495 million
9. Farmington State Bank, Farmington, Assets: $11 million
10. Yakima Federal Savings and Loan Association, Yakima, Assets: $1.8 billion

Recent Accolades

Made possible by our amazing customers and employees!

PUGET SOUND BUSINESS JOURNAL
BEST
2015 WASHINGTON'S BEST WORKPLACES

2015 Washington's Best Workplace Award – Bronze medal in our class!



Rated #1 Bank in Washington by Banker's Caddy, an independent Bank Rating Firm, as reported in the *Puget Sound Business Journal* on March 11, 2015

TOP 200 Healthiest Banks 2015

2015 Top 200 Healthiest Banks in the US for 2 years in a row! (#51 of 6998 banks)

Northwest Economy



- Strong City Center Employment
- Limited supply of "in city" housing
- Major employers include Boeing, Microsoft, Amazon, Starbucks, Costco, Google, University of Washington and Nordstrom
- Population growth, income growth, and housing affordability

Financial History

➤Numbers presented in thousands (000's)

	6/30/2016	12/31/2015	12/31/2014	12/31/2013	12/31/2012
Net Loans	$550,104	$502,535	$387,174	$281,081	$274,949
Total Assets	$783,920	$677,561	$509,754	$419,187	$359,030
Total Deposits	$666,116	$485,178	$420,444	$336,876	$288,949
Total Equity	$76,051	$75,340	$65,836	$62,313	$59,897
Net Income	$4,496**	$8,876	$4,540	$3,920	*$5,295

**Includes DTA allowance reversal of $2.3 million*

*** Q2 YTD financials as reported and not annualized*

Income Statement

➢Numbers presented in thousands (000's)

Six Months Ended
June 30, 2016 (Consolidated)

Interest Income	$17,986
Interest Expense	2,071
Net Interest Income (NII)	**15,915**
Provision for Loan Losses	1,200
NII after Provision	**14,715**
Noninterest Income	10,877
Noninterest Expense*	18,527
Income Pre Tax Provision	**7,065**
Provision for Income Tax	2,569
Net Income	**$4,496**

Six Months Ended
June 30, 2015 (Consolidated)

Interest Income	$14,857
Interest Expense	1,698
Net Interest Income (NII)	**13,159**
Provision for Loan Losses	1,200
NII after Provision	**11,959**
Noninterest Income	9,349
Noninterest Expense	13,874
Income Pre Tax Provision	**7,434**
Provision for Income Tax	2,570
Net Income	**$4,864**

*Includes acquisition related expenses

1ST SECURITY BANK

FS BANCORP, INC.

Balance Sheet

➤Numbers presented in thousands (000's)

As of June 30, 2016 (Consolidated)

Cash, Cash Equivalents, CDs	$28,902
Securities AFS at Fair Value	97,728
Loans Held for Sale at Fair Value	63,696
Loans Receivable, Net	550,104
Premises and Equipment, Net	14,786
Other Real Estate Owned	-
Other Assets*	28,704
TOTAL ASSETS	**$783,920**
Noninterest-bearing Accounts	$152,808
Interest-bearing Accounts	513,308
Borrowings	19,670
Other Liabilities	22,083
TOTAL LIABILITIES	**$707,869**
STOCKHOLDERS TOTAL EQUITY	**$76,051**

As of June 30, 2015 (Consolidated)

Cash, Cash Equivalents, CDs	$13,802
Securities AFS at Fair Value	50,414
Loans Held for Sale at Fair Value	41,039
Loans Receivable, Net	432,265
Premises and Equipment, Net	13,953
Other Real Estate Owned	-
Other Assets*	17,116
TOTAL ASSETS	**$568,589**
Noninterest-bearing Accounts	$68,558
Interest-bearing Accounts	401,950
Borrowings	20,269
Other Liabilities	6,957
TOTAL LIABILITIES	**$497,734**
STOCKHOLDERS TOTAL EQUITY	**$70,855**

**Includes Bank Owned Life Insurance, Goodwill and Core Deposit Intangible, Mortgage Servicing Rights, accrued interest receivable, FHLB Stock, and other assets.*

1ST SECURITY BANK

FS BANCORP, INC.

Selected Financial Ratios

	(Consolidated, YTD) *6/30/2016	(Consolidated, YTD) 12/31/2015	(Consolidated, YTD) 12/31/2014
Return on Average Assets	1.15%	1.52%	1.00%
Net Interest Margin	4.26%	5.03%	5.12%
Efficiency Ratio	69.15%	64.95%	74.29%
Net Loans & Leases to Deposits**	82.58%	103.58%	93.24%
Non-Performing Assets to Total Assets	0.08%	0.11%	0.08%
ALLL/Total Loans and Leases not HFS	1.60%	1.52%	1.54%
Tier One Leverage Capital (Company)	9.11%	11.56%	13.16%
Book Value Per Share Using Outstanding Common	$26.73	$25.18	$22.48

* Numbers reported for June 30, 2016 are annualized as applicable

** Excludes Loans Held for Sale

Loan Diversification

Target Loan Mix

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	30%
Commercial Real Estate	30%
Business Lending	20%
Residential Lending	20%
TOTAL	100%

Actual 6/30/2016

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	29%
Commercial Real Estate	29%
Business Lending	18%
Residential Lending	24%
TOTAL	100%

Actual 6/30/2015

Type	Percentage of Gross Loans excluding HFS
Consumer Lending	34%
Commercial Real Estate	30%
Business Lending	17%
Residential Lending	19%
TOTAL	100%

Consumer lending consists of indirect dealer loans, branch consumer loans, and consumer HFS. Commercial real estate (CRE) consists of owner and non-owner occupied real estate, residential construction, and CRE HFS. Business lending includes C+I loans and mortgage banking warehouse lending. Residential includes all 1-4 family residential portfolio/home equity loans and excludes HFS loans.

Consumer Lending

Q2 2016 Highlights

- $165.7 million Outstanding
- $22.5 million in Dealer Originations
  (*Down 0.7% from comparable Q2 2015*)
- Average Yield of 7.52% in Q2 2016, down from 7.64% in Q1 2016
- Top 10 Dealers accounted for $14.2 million (63%) of loan originations in Q2 2016

2009 – Q2 2016 Portfolio Credit Quality



80
60
40
20
0
<680
680-719
720+
2009
2016

Q2 2016 Dealer Production by State

- 37.04% Washington
- 35.80% Oregon
- 27.16% California

Portfolio Characteristics



Indirect home improvement
Solar
Marine
Auto+Recreational
Other
1%
1%
17%
20%
61%

Home Lending

Q2 2016 Closings: $211.9 million

- Q2 Purchase Closings: 75.9% or $160.9 million
- New Property Applications in Q2 of $303MM – Home inventory remains limited
- $193.4 million in Loan Sales during Q2 2016


$250.0
$200.0
$150.0
$100.0
$50.0
$0.0
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

Quarterly Closed Volume (in millions)

1ST SECURITY BANK

FS BANCORP, INC.

Home Lending

Servicing unpaid principal balance $780 million and 3,163 loans

- Q2 production in notional servicing: $87.6 million
- Book value for mortgage servicing rights: 0.86%
- Third-party market value of servicing rights: 0.86%
- Weighted average coupon: 3.99%
- Q2 servicing impairment: $215,000

Q2 2016 Margins:

- Margins on loans sold in Q2 2016 of 2.40%
- Up from margins of 2.35% in Q1 2016
- Increase in margins due to product mix
- Margins reported are on "sold" loans only



Cash Margin on Loans Sold
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.83%
2.28%
2.53%
2.18%
2.08%
2.21%
2.45%
2.37%
2.45%
2.73%
2.59%
2.47%
2.35%
2.40%
Q1 2013
Q2 2013
Q3 2013
Q4 2013
Q1 2014
Q2 2014
Q3 2014
Q4 2014
Q1 2015
Q2 2015
Q3 2015
Q4 2015
Q1 2016
Q2 2016

Commercial Business Lending

Q2 2016 Summary

- $99.1 million outstanding as of 6/30/16
- $150.2 million committed as of 6/30/16

Q2 2016 Mortgage Warehouse Lines

- Commitments were $34.8 million at 6/30/16
- Outstanding balances at 6/30/16 were $10.7 million, compared to $10.6 million at 3/31/16

Q2 2016 Product Mix


Warehouse
$34,659
35%
C+I $64,413
65%

2012 – 2016 Mortgage Warehouse Balances


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
3/31/12
6/30/12
9/30/12
12/31/12
3/31/13
6/30/13
9/30/13
12/31/13
3/31/14
6/30/14
9/30/14
12/31/14
3/31/15
6/30/15
9/30/15
12/31/15
3/31/16
6/30/16

Data reported in thousands (000's) unless otherwise noted

Construction and Development Lending

Portfolio Highlights:

- $124.8 million Committed as of 6/30/16
- $76.4 million Outstanding as of 6/30/16
- 6.13% Average Coupon Rate
- Majority of Originations in King County
- $2.1 million of Outstanding Production is Custom Residential Construction


Construction Lending
$90,000
$80,000
$70,000
$60,000
$50,000
$40,000
$30,000
$20,000
$10,000
$-
3/31/2012
6/30/2012
9/30/2012
12/31/2012
3/31/2013
6/30/2013
9/30/2013
12/31/2013
3/31/2014
6/30/2014
9/30/2014
12/31/2014
3/31/2015
6/30/2015
9/30/2015
12/31/2015
3/31/2016
6/30/2016

Non-accrual Loans and REO

➤Numbers presented in thousands (000's)


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$0
Dec-11
Mar-12
Jun-12
Sep-12
Dec-12
Mar-13
Jun-13
Sep-13
Dec-13
Mar-14
Jun-14
Sep-14
Dec-14
Mar-15
Jun-15
Sep-15
Dec-15
Mar-16
Jun-16
Non-accrual Loans
REO

Deposit Trends

➤Numbers presented in thousands (000's)

As of June 30, 2016 (Consolidated)


Checking
MMDA+ Savings
CD's less than $250,000
CD's $250,000+
$26,811
4%
$207,517
31%
$148,985
22%
$282,803
43%

As of June 30, 2015 (Consolidated)


Checking
MMDA + Savings
CDs less than $250,000
CD's $250,000 +
$34,182
8%
$100,459
21%
$147,763
31%
$188,104
40%

Business Plan

- Growing and diversifying our loan portfolio
- Maintaining and improving asset quality
- Emphasizing lower cost core deposits to reduce the cost of funding our loan growth
- Capturing our customers' full relationship by offering a wide range of products and services
- Expanding our reach by leveraging our well-established involvement in the community and by selectively emphasizing products and services designed to meet our customers' banking needs

Capital Strategy

- Deployment through leveraging organic asset growth
- Payment of quarterly dividends; declared fourteenth consecutive quarterly cash dividend which was $0.10 per share for shareholders of record on August 11, 2016 and paid on August 25, 2016
- Continued focus on increasing shareholder value through business plan execution
- Strategy to expand commercial real estate lending including construction lending in line with regulatory guidance
- Strategy to expand commercial business lending through continued investment in the bank's business lending platform

1ST SECURITY BANK

FS BANCORP, INC.

Valuation Detail

- Reported book value of $26.73 per share. Price to Book value of 105% as of market close August 30, 2016
- Excess Capital Held at FS Bancorp, Inc. of $1.9 million as of June 30, 2016
- Earnings Per Diluted Share of $0.96 for quarter end June 30, 2016
- Payout ratio at 10.42% based upon $0.10 per share using Q2 earnings per share
- Additional deposits from the Bank of America branch transaction of $186.4 million resulted in an immediate reduction in overnight borrowings and improved cost of funds
- Employee cost structure reflects continued investment for future growth

Contact Us

Dennis O'Leary
denniso@fsbwa.com
Chief Lending Officer
(425) 697-8076

Matthew D. Mullet
mattm@fsbwa.com
Chief Financial Officer
(425) 697-8026

Administrative Center
6920 220th Street Southwest
Mountlake Terrace, Washington 98043